UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GRAYSCALE BITCOIN TRUST (BTC)

SPONSORED BY GRAYSCALE INVESTMENTS, LLC

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

EXPLANATORY NOTE

This information statement on Schedule 14C (this “Information Statement”) is being furnished to record holders of common units (“GBTC Shares”) of fractional undivided beneficial interest in, and ownership of, the Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”) (such record holders, “GBTC Shareholders”), in connection with the contemplated Spin-Off (as defined in this Information Statement) of the Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”). The purpose of this Information Statement is to provide adequate information to GBTC Shareholders and the trading markets about the Spin-Off and the BTC Trust, in substantial compliance with Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the manner contemplated in Staff Legal Bulletin No. 4.

The BTC Trust has filed a registration statement on Form S-1 (Registration No. 333-277837) (as amended, the “BTC Trust Form S-1”) relating to the proposed issuance of baskets of its common units of fractional undivided beneficial interest and ownership (“BTC Shares”) to certain authorized participants on an ongoing basis, commencing following the consummation of the Spin-Off, and intends to list the BTC Shares on NYSE Arca, Inc. under the symbol “BTC.” Prior to the effectiveness of the BTC Trust Form S-1, the BTC Trust will file a registration statement on Form 8-A (the “BTC Trust Form 8-A”) to register the BTC Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the BTC Trust Form S-1. The Spin-Off is expected to be consummated immediately following the effectiveness of the BTC Trust Form S-1 and BTC Trust Form 8-A.

The Spin-Off will be approved by the Board of Directors of Grayscale Investments, LLC, the sponsor of the GBTC Trust. No vote or consent of GBTC Shareholders is required or is being sought in connection with the Spin-Off, and GBTC Shareholders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares.

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

   , 2024

Dear Shareholder:

On behalf of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”), I would like to thank you for being a GBTC investor.

This notice (this “Notice”) and the information statement on Schedule 14C (the “Information Statement”) referred to herein are being provided by the Sponsor, acting on behalf of the GBTC Trust, to record holders of common units of fractional undivided beneficial interest in, and ownership of, the GBTC Trust (the “GBTC Shares”). The purpose of the Information Statement is to inform the holders of record as of the Record Date (as defined below) (the “GBTC Shareholders” or “GBTC Record Holders”) that on     , 2024, the Board of Directors of the Sponsor, acting on behalf of the GBTC Trust, approved the following:

The spin-off to GBTC Record Holders of Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), a newly-formed Delaware statutory trust sponsored by the Sponsor, including, among other things (collectively, the “Spin-Off”):

•	the contribution from the GBTC Trust to the BTC Trust of % of the GBTC Trust’s Bitcoin held as of the close of business on , 2024 (the “Record Date”), and

•

the corresponding distribution after the close of business on     , 2024 (the “Distribution Date”) to GBTC Record Holders of newly-issued equity interests in the BTC Trust (the “BTC Shares”), pro rata based on a 1:1 ratio, which is expected to result, immediately following the Distribution Date, in:

•	GBTC Record Holders owning all of the outstanding BTC Shares, in a manner that is proportionate to such shareholders’ ownership of GBTC Shares as of the Record Date,

•	the BTC Trust holding approximately Bitcoin,

•	no changes to either the number of outstanding GBTC Shares, or the exposure of GBTC Record Holders to Bitcoin underlying their aggregate shareholdings (including GBTC Shares and BTC Shares),

•	no recognition event for U.S. federal income tax purposes for GBTC Record Holders, and

•	no action required on your part provided you are a GBTC Record Holder as of the Record Date.

The Information Statement provides you with important information concerning the Spin-Off, including (1) the material U.S. federal income tax consequences of the Spin-Off, (2) how we determined the number of BTC Shares that you will receive, and the amount of Bitcoin to be contributed to the BTC Trust, (3) a brief description of the BTC Trust and the BTC Shares, and (4) how you can obtain additional information about these matters. We encourage you to read the Information Statement carefully for further information regarding these actions. As a record holder of GBTC Shares you became a beneficial owner of the right to receive BTC Shares as of the Record Date. You will be entitled to receive one (1) BTC Share for each one (1) GBTC Share owned by you on the Record Date. No vote is required in connection with the Spin-Off. The Sponsor, acting on behalf of the GBTC Trust, is furnishing the Information Statement voluntarily. The full text of the Information Statement will be made available on our website at www.grayscale.com/documents#regulatoryfilings. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by contacting the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing GBTC Record Holders of the matters described therein in substantial compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Notice is first being mailed or furnished to GBTC Record Holders on or about     , 2024.

We are excited about the opportunity and appreciate your support.

Sincerely,

Michael Sonnenshein

Chief Executive Officer

Grayscale Investments, LLC

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GRAYSCALE BITCOIN TRUST (BTC)

c/o Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

(212) 668-1427

   , 2024

INFORMATION STATEMENT FURNISHED BY

THE SPONSOR ON BEHALF OF THE GBTC TRUST

General Information

This Information Statement is being furnished to record holders of common units of fractional undivided beneficial interest in, and ownership of, Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”) (the “GBTC Shares”) as of the close of business on     , 2024 (the “Record Date”) (the “GBTC Shareholders” or “GBTC Record Holders”) in connection with the following transactions:

On March 12, 2024, Grayscale Investments, LLC (“Grayscale” or the “Sponsor”) formed Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), another Delaware Statutory Trust whose purpose is to hold Bitcoins, in order to provide investors with an alternative investment vehicle offering exposure to spot Bitcoin that is designed to have a materially lower fee than GBTC, and is also sponsored by Grayscale. The Sponsor intends to seed the BTC Trust through a contribution of approximately  % of the Bitcoin held by GBTC to the BTC Trust, with BTC Shares to be distributed to the GBTC Shareholders as of the Record Date, pro rata based on a 1:1 ratio, such that for each one (1) GBTC Share held by each GBTC Record Holder, such GBTC Record Holder will be entitled to receive one (1) BTC Share after the close of business on     , 2024 (the “Distribution Date”) (such transactions collectively, the “Spin-Off”).

As a result of the contemplated Spin-Off, and immediately after the consummation thereof on the Distribution Date:

•	(i) the BTC Trust will hold % of the Bitcoin that was held by GBTC as of the Record Date, and

(ii) GBTC will hold the remaining  % of the Bitcoin that was held by GBTC as of the Record Date;

in each case, reduced by the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, and in the case of GBTC only, with such amount of Bitcoin further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course; and

•	neither (i) the number of outstanding GBTC Shares nor (ii) the exposure of GBTC Shareholders to Bitcoin underlying their aggregate shareholdings (including GBTC Shares and BTC Shares) will change.

The Board of Directors of the Sponsor, which has adopted a resolution approving the Spin-Off, believes that the Spin-Off is in the best interests of GBTC Shareholders for a number of reasons. See “Purpose of the Spin-Off” for more information. No consent, authorization, approval or proxy is being sought from GBTC Record Holders in connection with the Spin-Off, and GBTC Record Holders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares on the Distribution Date.

The Sponsor does not expect the Spin-Off to be a taxable event for GBTC or its shareholders. Assuming that each of the GTBC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Spin-Off. See “Material U.S. Federal Income Tax Consequences of the Spin-Off” for more information.

The Sponsor will pay all costs associated with the distribution of the Information Statement and related notice of internet availability (the “Notice”), including any costs of printing and mailing. The Sponsor will only deliver one Notice or Information Statement to multiple shareholders sharing an address unless the Sponsor has received contrary instructions from one or more of the shareholders. The Sponsor will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to the following address:

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Sponsor at the address listed above.

None of the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulators, nor any foreign securities regulatory authority, has approved or disapproved of the BTC Shares to be issued to you in the Spin-Off or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

Certain terms used but not defined in this Information Statement may have the definitions given to such terms in other documents filed by GBTC or the BTC Trust with the SEC and which are incorporated herein by reference.

No Shareholder Vote

Pursuant to Delaware law, GBTC does not require approval by the vote of our shareholders and this Information Statement is for informational purposes only.

Outstanding Voting Shares of the GBTC Trust

As of the Record Date, the GBTC Trust had:     GBTC Shares outstanding.

Each GBTC Record Holder will receive one (1) BTC Share for each one (1) GBTC Share owned on     , 2024.

Authorization or Issuance of Securities Otherwise for Exchange

The BTC Trust is a Delaware Statutory Trust that was formed on March 12, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). Prior to issuance of the Seed Shares to the Seed Capital Investor (each as defined in the BTC Trust’s registration statement on Form S-1 (Registration No. 333-277837), as amended through the date of this Information Statement), there will not be any BTC Shares issued or outstanding.

The reasons for and purpose of the Spin-Off are set forth under “Purpose of the Spin-off” below. The existing shareholders of GBTC as of the close of business on     , 2024 (the “Record Date”) will receive their proportionate share of the BTC Trust for no additional consideration.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of March 22, 2024, to the knowledge of the Sponsor, no person owns more than 5% of the outstanding GBTC Shares. See “Part III—Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the GBTC Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for more information.

Purpose of the Spin-Off

The Board of Directors of the Sponsor has adopted a resolution approving the Spin-Off whereby a portion of the Bitcoin underlying GBTC will be utilized to seed the BTC Trust. No consent, authorization, approval or proxy is being sought from GBTC Shareholders in connection with the Spin-Off.

The Board of Directors of the Sponsor believes that the Spin-Off is in the best interests of GBTC Shareholders for a number of reasons, including:

•

Lower fees. The Spin-Off will result in GBTC Shareholders incurring lower fees because the BTC Trust will have a materially lower fee than GBTC, thereby creating a lower blended fee for investors across GBTC and the BTC Trust.

•

Maintain consistent exposure to Bitcoin. Neither the number of outstanding GBTC Shares nor the exposure to Bitcoin underlying GBTC Shareholders’ aggregate shareholdings (including GBTC Shares and BTC Shares) is expected to change as a result of the contemplated Spin-Off.

•

Expected favorable tax treatment. The Sponsor does not expect the Spin-Off to be a taxable event for GBTC or its shareholders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Spin-Off. See “Material U.S. Federal Income Tax Consequences of the Spin-Off” for more information.

•	No consideration payable. GBTC Shareholders will not need to pay any consideration, exchange or surrender existing GBTC Shares or take any other action to receive BTC Shares on the Distribution Date.

•

Alternative investment option. Following the Spin-Off, the BTC Trust and GBTC will operate as independent NYSE Arca, Inc. listed exchanged-traded commodity products, and neither will have any share ownership, beneficial or otherwise, in the other, providing all investors another spot Bitcoin ETP option.

In determining to pursue the Spin-Off, the Board of Directors of the Sponsor concluded the potential benefits of the Spin-Off outweighed any potential consequences, such as those described under “Risk Factors Relating to the Spin-Off.”

Questions and Answers About the Spin-Off

Q: What do GBTC Shareholders need to do to participate in the spin-off?

A: Nothing. You are not required to provide any consent, authorization, approval or proxy in connection with the Spin-Off or take any other action to receive BTC Shares on the Distribution Date, although we urge you to read this entire document and any documents incorporated by reference herein carefully. No shareholder approval of the distribution is required by applicable law, and we are not seeking such shareholder approval.

Q: Do I have to pay anything for the spin-off shares?

A: No. You do not have to pay any consideration or exchange or surrender existing GBTC Shares to receive BTC Shares on the Distribution Date. The Spin-Off will not affect the number of GBTC Shares that you hold.

Q: How many BTC Shares will I receive?

A: You will receive one BTC Share for each one GBTC Share you owned as of the Record Date.

Q: Will my exposure to Bitcoin change as a result of the Spin-Off?

A: No. Your exposure to Bitcoin underlying your aggregate shareholdings (including GBTC Shares and BTC Shares) will not change as a result of the contemplated Spin-Off.

Immediately after the consummation of the Spin-Off on the Distribution Date, the BTC Trust will hold  % of the Bitcoin that was held by GBTC as of the Record Date (the “BTC Bitcoin Portion”), and GBTC will hold the remaining  % of the Bitcoin that was held by GBTC as of the Record Date (the “GBTC Bitcoin Portion”), in each case, reduced by the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, and in the case of the GBTC Bitcoin Portion only, with such amount of Bitcoin further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course.

Q: Will my GBTC Shares continue to be publicly traded?

A: Yes. GBTC Shares will continue to be traded on NYSE Arca.

Q: Will the BTC Shares I receive in the Spin-Off be publicly traded?

A: Yes. The BTC Trust intends to list the BTC Shares on NYSE Arca under the symbol “BTC”, and currently anticipates the BTC Shares will begin trading on NYSE Arca on the business day immediately following the Distribution Date.

There can be no assurance that an active trading market for the BTC Shares will develop or be maintained, given there is no prior market for BTC Shares prior to the Spin-Off. See “Risk Factors Relating to the Spin-Off—An active trading market for BTC Shares may not develop or be maintained.”

Q: If I sell or redeem my GBTC Shares after the Record Date but on or before the Distribution Date, will I still be entitled to receive BTC Shares in the Spin-Off?

A: Yes. If you hold GBTC Shares as of the Record Date and decide to sell or redeem them on or before the Distribution Date, you will still receive the corresponding BTC Shares to which you are entitled in the Spin-Off. Any GBTC Shares sold after the Record Date but on or before the Distribution Date can only be sold “ex-distribution,” or without the corresponding entitlement to receive BTC Shares in the Spin-Off. Similarly, although GBTC Shares may be redeemed after the Record Date, any GBTC Shares so redeemed will only be redeemed up to the amount of the GBTC Bitcoin Portion corresponding to such GBTC Shares, and will not include the amount of the BTC Bitcoin Portion which will correspond to the BTC Shares which you will remain entitled to receive. Any sale or redemption of GBTC Shares after the Record Date but on or before the Distribution Date will have no impact on your right to receive BTC Shares. You are encouraged to consult your financial advisor regarding the specific implications of selling or redeeming GBTC Shares prior to or on the Distribution Date. See “Trading Between the Record Date and the Distribution Date” and “Creations and Redemptions Between the Record Date and the Distribution Date.”

Q: Will GBTC be forced to pause creations and redemptions of GBTC Shares between the Record Date and the Distribution Date?

A: No. GBTC will continue to process creations and redemptions of GBTC Shares in the ordinary course, including between the Record Date and the Distribution Date. However, you will not be able to sell or redeem BTC Shares or entitlements to receive BTC Shares between the Record Date and the Distribution Date, and will only be permitted to sell or redeem such BTC Shares after the BTC Trust commences creations and redemptions upon consummation of the Spin-Off after the Distribution Date and subject to receipt of required regulatory approvals. See “Creations and Redemptions Between the Record Date and the Distribution Date” for more information.

Q: What are the material U.S. federal income tax consequences of the Spin-Off?

A: The Sponsor does not expect the Spin-Off to be a taxable event for GBTC or its shareholders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Spin-Off.

Although the proper allocation of a GBTC Record Holder’s tax basis between its pro rata shares of the Bitcoin held after the Spin-Off by the BTC Trust and the GBTC Trust, respectively, is not entirely free from doubt, (i) a GBTC Record Holder’s tax basis in its pro rata share of the Bitcoins held by the BTC Trust generally should be equal to the GBTC Record Holder’s tax basis in the BTC Bitcoin Portion as of the Record Date, reduced to take into account the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, and (ii) the GBTC Record Holder’s tax basis in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Spin-Off. Similarly, a GBTC Record Holder’s holding period for its pro rata share of the Bitcoins held by the BTC Trust generally should include its holding period in the BTC Bitcoin Portion, and its holding period in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Spin-Off. See “Material U.S. Federal Income Tax Consequences of the Spin-Off” below.

Q: Do I have appraisal rights?

A: No. Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the GBTC Trust. Neither the GBTC Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any GBTC Shareholders. As a result, no dissenting GBTC Shareholder will have any appraisal rights under the GBTC Trust’s Trust Agreement in connection with the Spin-Off, and we will not independently provide GBTC Shareholders with any such right. See “No Appraisal Rights” below.

Q: When will I receive my BTC Shares?

A: GBTC Record Holders will receive account statements reflecting their ownership interest in the BTC Shares. The BTC Shares issued to GBTC Record Holders will be in book-entry form. GBTC Record Holders who hold their shares through brokers or other nominees will have their BTC Shares credited to their accounts by their nominees or brokers. For additional information, registered shareholders should contact GBTC’s transfer agent, The Bank of New York Mellon, at 240 Greenwich Street, New York, New York 10286.

Q: Will the GBTC Trust and the BTC Trust enter into any agreements in connection with, or have any ongoing relationship following, the Spin-Off?

A: No. Following the contribution of Bitcoin from the GBTC Trust to the BTC Trust and distribution of BTC Shares to GBTC Record Holders, the GBTC Trust and the BTC Trust will not be party to any agreements with each other, and will operate as independent NYSE Arca listed exchanged-traded commodity products. Neither will have any share ownership, beneficial or otherwise, in the other.

Q: Whom should I contact if I have more questions?

A: Please contact the Sponsor via mail at Grayscale Investments, LLC, 290 Harbor Drive, 4th Floor, Stamford, Connecticut 06902, via phone at (212) 668-1427 or via email at info@grayscale.com.

Summary of the Spin-Off

The following is a summary of the terms of the Spin-Off contained elsewhere in this Information Statement. Please also refer to the BTC Trust’s registration statement on Form S-1 (Registration No. 333-277837), as amended through the date of this Information Statement (the “BTC Trust Registration Statement”), which is incorporated herein by reference, for a more detailed description of certain of the matters described below.

Distributing Trust	Grayscale Bitcoin Trust (BTC) (“GBTC” or the “GBTC Trust”)

Distributed Trust	Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”), a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”)

Distributed Securities	Shares representing units of fractional undivided beneficial interest in, and ownership of, the BTC Trust (the “BTC Shares”)

Proposed NYSE Arca symbol	BTC

CUSIP

Record Date	, 2024

Distribution Date	, 2024

Spin-Off Ratio	Each GBTC Record Holder as of the close of business on the Record Date is entitled to receive BTC Shares pro rata based on a 1:1 ratio, such that for each one (1) share of the GBTC Trust (the “GBTC Shares”) held by each GBTC Record Holder, such GBTC Record Holder will be entitled to receive one (1) BTC Share on the Distribution Date.

The number of GBTC Shares outstanding will not change as a result of the Spin-Off.

The Spin-Off	On the Distribution Date, the newly created BTC Shares will be distributed to GBTC Record Holders pro rata. See “Purpose of the Spin-Off.”

There will be no costs or transaction fees payable by the GBTC Trust or the BTC Trust associated with the Spin-Off.

Conditions to the Spin-Off	The Spin-Off is subject to (i) the filing and effectiveness of the BTC Trust’s registration statement on Form 8-A to register the BTC Shares under the Exchange Act, which is expected to become effective concurrently with the effectiveness of the BTC Trust Registration Statement on Form S-1, (ii) this Information Statement being given to GBTC Record Holders, and (iii) the BTC Shares having been approved for listing on NYSE Arca, Inc., among other customary conditions. All such conditions are expected to be satisfied prior to the Distribution Date.

Tax Consequences to GBTC Shareholders	The Sponsor does not expect the Spin-Off to be a taxable event for GBTC or its shareholders. Assuming that each of the GBTC Trust and the BTC Trust is a grantor trust for U.S. federal income tax purposes, neither the GBTC Trust nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the Spin-Off. See “Material U.S. Federal Income Tax Consequences of the Spin-Off.”

We urge you to consult your tax advisor as to the specific tax consequences of the Spin-Off to you, including the effect of any U.S. federal, state, local or non-U.S. tax laws.

Use of Proceeds	No cash proceeds will be received by the GBTC Trust or the BTC Trust in connection with the Spin-Off.

Transfer Agent	The Bank of New York Mellon (the “Transfer Agent”).

Clearance and Settlement	The BTC Shares will be evidenced by one or more global certificates that the Transfer Agent issues to DTC. The BTC Shares are primarily available in book-entry form. BTC Shareholders may hold their BTC Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

INFORMATION ABOUT GRAYSCALE BITCOIN MINI TRUST (BTC)

Overview of the BTC Trust

Trust Overview

Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”) is a Delaware Statutory Trust that was formed on March 12, 2024 by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”). The BTC Trust’s purpose is to hold Bitcoins, which are digital assets that are created and transmitted through the operations of the peer-to-peer Bitcoin Network, a decentralized network of computers that operates on cryptographic protocols. Defined terms used in this section but not defined herein have the definitions ascribed to them in the BTC Trust’s registration statement on Form S-1 (Registration No. 333-277837), as amended through the date of this Information Statement (the “BTC Trust Registration Statement”), which is incorporated by reference herein.

As a passive investment vehicle, the BTC Trust’s investment objective is for the value of the BTC Shares (based on Bitcoin per Share) to reflect the value of the Bitcoin held by the BTC Trust, determined by reference to the Index Price, less the BTC Trust’s expenses and other liabilities. The BTC Trust does not seek to generate returns beyond tracking the price of Bitcoin. There can be no assurance that the BTC Trust will be able to achieve its investment objective. The BTC Trust will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The BTC Trust intends to issue BTC Shares on an ongoing basis pursuant to its registration statement, intends to rely on an exemption or other relief from the SEC under Regulation M to operate a redemption program, and intends to list the BTC Shares on NYSE Arca, Inc. (“NYSE Arca”) under the symbol “BTC.” The BTC Shares will be distributed by Authorized Participants who will be able to take advantage of arbitrage opportunities to keep the value of the BTC Shares closely linked to the Index Price (referred to as the “arbitrage mechanism”). In particular, upon listing on NYSE Arca, the Sponsor expects there to be a net creation of BTC Shares if the BTC Shares trade at a premium to NAV per Share and a net redemption of BTC Shares if the BTC Shares trade at a discount to NAV per Share, representing the effective functioning of the arbitrage mechanism.

Thereafter, it is expected that the BTC Shares will be sold by the Authorized Participants to the public at varying prices to be determined by reference to, among other considerations, the price of the Bitcoins represented by each BTC Share and the trading price of the BTC Shares on NYSE Arca at the time of each sale.

Grayscale Investments, LLC is the sponsor (the “Sponsor”) of the BTC Trust, Delaware Trust Company is the trustee (the “Trustee”) of the BTC Trust, The Bank of New York Mellon is the transfer agent (in such capacity, the “Transfer Agent”) and the administrator (in such capacity, the “Administrator”) of the BTC Trust, Coinbase, Inc. is the prime broker (the “Prime Broker”) of the BTC Trust and Coinbase Custody Trust Company, LLC is the custodian (the “Custodian”) of the BTC Trust.

The BTC Trust issues BTC Shares only in one or more blocks of     BTC Shares (a block of     BTC Shares is called a “Basket”) to certain authorized participants (“Authorized Participants”) from time to time. Baskets are offered in exchange for Bitcoins. Through its redemption program, the BTC Trust will redeem Shares from Authorized Participants on an ongoing basis.

The U.S. dollar value of a Basket of BTC Shares at 4:00 p.m., New York time, on the trade date of a creation or redemption order is equal to the Basket Amount, which is the number of Bitcoins required to create or redeem a Basket of Shares, multiplied by the “Index Price,” which is the U.S. dollar value of a Bitcoin derived from the Digital Asset Trading Platforms that are reflected in the CoinDesk Bitcoin Price Index (XBX) (the “Index”) at 4:00 p.m., New York time, on each business day. The Index Price is calculated using non-GAAP methodology and is not used in the BTC Trust’s financial statements. See “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price” in the BTC Trust Registration Statement.

The Basket Amount on any trade date is determined by dividing (x) the number of Bitcoins owned by the BTC Trust at 4:00 p.m., New York time, on such trade date, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the BTC Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of BTC Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by     .

The BTC Trust will create Baskets of BTC Shares only upon receipt of Bitcoins and will redeem BTC Shares only by distributing Bitcoins or proceeds from the disposition of Bitcoins. At this time, Authorized Participants may only submit orders to create or redeem BTC Shares through transactions that are referred to as “Cash Orders” in this Information Statement. Cash Orders are made through the participation of a Liquidity Provider (as defined herein) and facilitated by the Transfer Agent, as described in “Description of Creation and Redemption of Shares” of the BTC Trust Registration Statement. Authorized Participants must pay a Variable Fee in connection with certain Cash Orders.

Subject to In-Kind Regulatory Approval, in the future Authorized Participants would also be able to submit orders to create or redeem shares through “In-Kind Orders.” In connection with In-Kind Orders, Authorized Participants, or their AP Designees, would deposit Bitcoin directly with the BTC Trust or receive Bitcoin directly from the BTC Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time BTC Shares will not be created or redeemed through In-Kind Orders. Furthermore, there is regulatory uncertainty regarding whether registered broker-dealers can hold and deal in Bitcoin in compliance with the applicable requirements of the federal securities laws, including financial responsibility rules. Even if In-Kind Regulatory Approval were sought and obtained, there can be no assurance that in-kind creations or redemptions of the BTC Shares will be available in the future. To the extent in-kind creations and redemptions of BTC Shares continue to be unavailable for any reason, this could have adverse consequences for the BTC Trust. See “Risk Factors—Risk Factors Related to the Trust and the Shares—The lack of ability to facilitate in-kind creations and redemptions of Shares could have adverse consequences for the Trust” in the BTC Trust Registration Statement for more information.

The BTC Shares are neither interests in nor obligations of the Sponsor or the Trustee. As provided under the Declaration of Trust and Trust Agreement, dated as of     , between the Trustee and the Sponsor (as may be amended from time to time, the “BTC Trust Agreement”), the BTC Trust’s assets will not be loaned or pledged, or serve as collateral for any loan, margin, rehypothecation, or other similar activity to which the Sponsor, the BTC Trust or any of their respective affiliates are a party.

Trust Objective and Determination of Principal Market NAV and NAV

The BTC Trust’s investment objective is for the value of the BTC Shares (based on Bitcoin per BTC Share) to reflect the value of Bitcoin held by the BTC Trust, determined by reference to the Index Price, less the BTC Trust’s expenses and other liabilities. There can be no assurance that the BTC Trust will be able to achieve its investment objective.

While an investment in the BTC Shares is not a direct investment in Bitcoin, the BTC Shares are designed to provide investors with a cost-effective and convenient way to gain investment exposure to Bitcoin. A substantial direct investment in Bitcoin may require expensive and sometimes complicated arrangements in connection with the acquisition, security and safekeeping of the Bitcoin and may involve the payment of substantial fees to acquire such Bitcoin from third-party facilitators through cash payments of U.S. dollars. Because the value of the BTC Shares is designed to be correlated with the value of the Bitcoin held by the BTC Trust, it is important to understand the investment attributes of, and the market for, Bitcoin.

The BTC Trust’s Bitcoins are carried, for financial statement purposes, at fair value as required by U.S. generally accepted accounting principles (“GAAP”). The BTC Trust determines the fair value of Bitcoins based on the price provided by the Digital Asset Market (defined below) that the BTC Trust considers its principal market as of 4:00 p.m., New York time, on the valuation date. The net asset value of the BTC Trust determined on a GAAP basis is referred to in this Information Statement as “Principal Market NAV.” “Digital Asset Market” means a “Brokered Market,” “Dealer Market,” “Principal-to-Principal Market” or “Exchange Market,” as each such term is defined in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Master Glossary. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Principal Market and Fair Value Determination” in the BTC Trust Registration Statement for more information on the BTC Trust’s principal market selection.

The BTC Trust uses the Index Price to calculate its “NAV,” which is the aggregate value, expressed in U.S. dollars, of the BTC Trust’s assets (other than U.S. dollars or other fiat currency), less the U.S. dollar value of the BTC Trust’s expenses and other liabilities calculated in the manner set forth under “Business—Valuation of Bitcoin and Determination of NAV” in the BTC Trust Registration Statement. “NAV per Share” is calculated by dividing NAV by the number of BTC Shares then outstanding.

NAV and NAV per Share are not measures calculated in accordance with GAAP. NAV is not intended to be a substitute for the BTC Trust’s Principal Market NAV calculated in accordance with GAAP, and NAV per Share is not intended to be a substitute for the BTC Trust’s Principal Market NAV per Share calculated in accordance with GAAP.

Index Price

The Index Price is the price of a Bitcoin at 4:00 p.m., New York time, calculated based on the price and trading volume data of the Digital Asset Trading Platforms included in the Index over the preceding 24-hour period. The Index Price is calculated using non-GAAP methodology and is not used in the BTC Trust’s financial statements.

The Index is a U.S. dollar-denominated composite reference rate for the price of Bitcoin. The Index is designed to (1) mitigate the effects of fraud, manipulation and other anomalous trading activity from impacting the Bitcoin reference rate, (2) provide a real-time, volume-weighted fair value of Bitcoin and (3) appropriately handle and adjust for non-market related events. The Index Provider formally re-evaluates the weighting algorithm quarterly, but maintains discretion to change the way in which an Index Price is calculated based on its periodic review or in extreme circumstances. The exact methodology to calculate the Index Price is not publicly available. Still, the Index is designed to limit exposure to trading or price distortion of any individual Digital Asset Trading Platform that experiences periods of unusual activity or limited liquidity by discounting, in real-time, anomalous price movements at individual Digital Asset Trading Platforms. The Digital Asset Trading Platforms that are included in the Index are selected by the Index Provider utilizing a methodology that is guided by the International Organization of Securities Commissions principles for financial benchmarks. For an exchange to become a Constituent Trading Platform (as defined herein), it must satisfy the Inclusion Criteria described in this the BTC Trust Registration Statement, as may be updated by the Index Provider from time to time. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The Index Price used to calculate the value of the Trust’s Bitcoin may be volatile, and purchasing and selling activity in the Digital Asset Markets associated with Basket creations and redemptions may affect the Index Price and Share trading prices, adversely affecting the value of the Shares” in the BTC Trust Registration Statement.

Index price data and the description of the Index are based on information publicly available at the Index Provider’s website at www.coindesk.com/indices/. None of the information on the Index Provider’s website is incorporated by reference into this Information Statement.

The Index Provider may change the trading venues that are used to calculate the Index Price or otherwise change the way in which the Index Price is calculated at any time. If the Index Price becomes unavailable, or if the Sponsor determines in good faith that the Index Price does not reflect an accurate Bitcoin price, then the

Sponsor will, on a best efforts basis, contact the Index Provider to obtain the Index Price directly from the Index Provider. If after such contact the Index Price remains unavailable or the Sponsor continues to believe in good faith that the Index Price does not reflect an accurate Bitcoin price, then the Sponsor will employ a cascading set of rules to determine the Index Price, as described in “Business—Overview of the Bitcoin Industry and Market—The Index and the Index Price” in the BTC Trust Registration Statement.

The BTC Trust’s NAV

The Sponsor also calculates the NAV per Share, which equals the NAV of the BTC Trust divided by the number of BTC Shares then outstanding. The Sponsor will publish the NAV and NAV per Share each business day as of 4:00 p.m., New York time, or as soon thereafter as practicable at the BTC Trust’s website at www.etfs.grayscale.com/btc. The contents of the website referred to above and any websites referred to herein are not incorporated into this Information Statement. Further, our references to the URL for this website is intended to be an inactive textual reference only. See “Business—Valuation of Bitcoin and Determination of NAV” in the BTC Trust Registration Statement for a more detailed description of how the BTC Trust’s NAV and NAV per Share are calculated.

Incidental Rights and IR Virtual Currency

The BTC Trust may from time to time be entitled to come into possession of rights incident to its ownership of Bitcoins, which permit the BTC Trust to acquire, or otherwise establish dominion and control over, other virtual currencies. These rights are generally expected to arise in connection with forks in the Blockchain, airdrops offered to holders of Bitcoins or other similar events and arise without any action of the BTC Trust or of the Sponsor or Trustee on behalf of the BTC Trust. We refer to these rights as “Incidental Rights” and any such virtual currency acquired through Incidental Rights as “IR Virtual Currency.”

With respect to any fork, airdrop or similar event, the Sponsor will cause the BTC Trust to irrevocably abandon the Incidental Rights or IR Virtual Currency. In the event the BTC Trust seeks to change this position, an application would need to be filed with the SEC by NYSE Arca seeking approval to amend its listing rules to permit the BTC Trust to distribute the Incidental Rights or IR Virtual Currency in-kind to an agent of the shareholders for resale by such agent. Because the BTC Trust will abandon any Incidental Rights and IR Virtual Currency, the BTC Trust would not receive any direct or indirect consideration for the Incidental Rights or IR Virtual Currency and thus the value of the BTC Shares will not reflect the value of the Incidental Rights or IR Virtual Currency. See “Business—Incidental Rights and IR Virtual Currency” in the BTC Trust Registration Statement.

Trust Expenses

The BTC Trust’s only ordinary recurring expense is expected to be the “Sponsor’s Fee.” The Sponsor’s Fee will accrue daily in U.S. dollars at an annual rate of   % of the NAV Fee Basis Amount of the BTC Trust as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid Sponsor’s Fee for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Bitcoin by reference to the same Index Price used to determine such accrual. The Sponsor’s Fee is payable in Bitcoin to the Sponsor daily in arrears.

To cause the BTC Trust to pay the Sponsor’s Fee, the Sponsor will instruct the Custodian to withdraw from the BTC Trust’s Vault Balance (as defined below) the number of Bitcoin equal to the accrued but unpaid Sponsor’s Fee and transfer such Bitcoin to the Sponsor’s account at such times as the Sponsor determines in its absolute discretion.

The Sponsor, from time to time, may temporarily waive all or a portion of the Sponsor’s Fee in its sole discretion. Presently, the Sponsor does not intend to waive any of the Sponsor’s Fee and there are no circumstances under which the Sponsor has determined it will definitely waive the fee.

After the BTC Trust’s payment of the Sponsor’s Fee to the Sponsor, the Sponsor may elect to convert any Bitcoin received as payment of the Sponsor’s Fee into U.S. dollars. The rate at which the Sponsor converts such Bitcoin to U.S. dollars may differ from the rate at which the relevant Sponsor’s Fee was determined. The BTC Trust will not be responsible for any fees and expenses incurred by the Sponsor to convert Bitcoin received in payment of the Sponsor’s Fee into U.S. dollars.

As partial consideration for its receipt of the Sponsor’s Fee, the Sponsor is obligated under the BTC Trust Agreement to assume and pay all fees and other expenses incurred by the BTC Trust in the ordinary course of its affairs, excluding taxes, but including: (i) the Marketing Fee, (ii) the Administrator Fee, (iii) the Custodian Fee and fees for any other security vendor engaged by the BTC Trust, (iv) the Transfer Agent Fee, (v) the Trustee fee, (vi) the fees and expenses related to the listing, quotation or trading of the BTC Shares on any Secondary Market (including customary legal, marketing and audit fees and expenses) in an amount up to $600,000 in any given fiscal year, (vii) ordinary course, legal fees and expenses, (viii) audit fees, (ix) regulatory fees, including, if applicable, any fees relating to the registration of the BTC Shares under the Securities Act or the Exchange Act, (x) printing and mailing costs, (xi) costs of maintaining the BTC Trust’s website and (xii) applicable license fees (each, a “Sponsor-paid Expense” and collectively, the “Sponsor-paid Expenses”), provided that any expense that qualifies as an Additional Trust Expense will be deemed to be an Additional Trust Expense and not a Sponsor-paid Expense.

The BTC Trust may incur certain extraordinary, nonrecurring expenses that are not Sponsor-paid Expenses, including, but not limited to, taxes and governmental charges, expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the BTC Trust to protect the BTC Trust or the interests of shareholders, any indemnification of the Custodian or other agents, service providers or counterparties of the BTC Trust, the fees and expenses related to the listing, quotation or trading of the BTC Shares on any Secondary Market (including legal, marketing and audit fees and expenses) to the extent exceeding $600,000 in any given fiscal year and extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters (collectively, “Additional Trust Expenses”).

In such circumstances, the Sponsor or its delegate (i) will instruct the Custodian to withdraw from the BTC Trust’s Vault Balance Bitcoin in such quantity as may be necessary to permit payment of such Additional Trust Expenses and (ii) may either (x) cause the BTC Trust (or its delegate) to convert such Bitcoins into U.S. dollars or other fiat currencies at the Actual Exchange Rate or (y) when the Sponsor incurs such expenses on behalf of the BTC Trust, cause the BTC Trust (or its delegate) to deliver such Bitcoin in kind to the Sponsor in satisfaction of such Additional Trust Expenses.

Although the Sponsor is obligated to use its commercially reasonable efforts to obtain the highest price when engaging other parties to assist with the sale of the BTC Trust’s Bitcoin to raise proceeds for any Additional Trust Expenses, the Sponsor will have some discretion in arranging for the sale of the BTC Trust’s Bitcoin, and may engage one or more of its affiliates to assist with any such sale. The Sponsor and its respective directors, officers, employees, affiliates, and/or parties engaged to assist with the sale of the BTC Trust’s Bitcoin may trade in the Bitcoin, digital asset, derivative or other markets for their own accounts, and in doing so may take positions opposite to or ahead of those held by the BTC Trust and may compete with the BTC Trust for positions in the marketplace. For example, sales of the BTC Trust’s Bitcoin for the satisfaction of any Additional Trust Expenses may create conflicts of interest on behalf of one or more such parties in respect of their obligation to the BTC Trust. The Sponsor has adopted and implemented policies and procedures that are reasonably designed to ensure compliance with applicable law, including a Compliance Manual and Code of Ethics, which address conflicts of interest. See “Risk Factors—Risk Factors Related to Potential Conflicts of Interest—

Potential conflicts of interest may arise among the Sponsor or its affiliates and the Trust. The Sponsor and its affiliates have no fiduciary duties to the Trust and its shareholders other than as provided in the Trust Agreement, which may permit them to favor their own interests to the detriment of the Trust and its shareholders” in the BTC Trust Registration Statement.

In order to raise proceeds to pay for any Additional Trust Expenses, the Sponsor would execute the sale of Bitcoin through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding AML and KYC regulations, which may include a Liquidity Provider or one or more of their respective affiliates. The Sponsor expects that these financial institutions will generally only have access to Digital Asset Trading Platforms or other venues that they reasonably believe are operating in compliance with applicable law, including federal and state licensing requirements, based upon information and assurances provided to it by each venue. The BTC Trust is not responsible for paying any costs associated with the transfer of Bitcoins to the Sponsor in connection with the payment of the Sponsor’s Fee or the sale of Bitcoins in connection with the payment of any Additional Trust Expenses.

The number of Bitcoin represented by a Share will decline each time the BTC Trust pays the Sponsor’s Fee or any Additional Trust Expenses by transferring or selling Bitcoin. See “Business—Expenses; Sales of Bitcoins” in the BTC Trust Registration Statement.

The quantity of Bitcoins to be delivered to the Sponsor or other relevant payee in payment of the Sponsor’s Fee or any Additional Trust Expenses, or sold to permit payment of Additional Trust Expenses, will vary from time to time depending on the level of the BTC Trust’s expenses and the value of Bitcoins held by the BTC Trust. See “Business—Expenses; Sales of Bitcoins” in the BTC Trust Registration Statement. Assuming that the BTC Trust is a grantor trust for U.S. federal income tax purposes, each delivery or sale of Bitcoins by the BTC Trust for the payment of expenses will be a taxable event to shareholders. See “Material U.S. Federal Income Tax Consequences—Tax Consequences to U.S. Holders” in the BTC Trust Registration Statement.

Voting Rights

The shareholders take no part in the management or control of the BTC Trust. Under the BTC Trust Agreement, shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the shareholders may elect and appoint a successor sponsor to carry out the affairs of the BTC Trust. In addition, no amendments to the BTC Trust Agreement that materially adversely affect the interests of shareholders may be made without the vote of at least a majority (over 50%) of the BTC Shares (not including any BTC Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the BTC Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment. See “Description of the BTC Shares” below and “Description of the Shares” in the BTC Trust Registration Statement.

Termination Events

Upon dissolution of the BTC Trust and surrender of BTC Shares by the shareholders, shareholders will receive a distribution in U.S. dollars or in Bitcoin, at the sole discretion of the Sponsor, after the Sponsor has sold the BTC Trust’s Bitcoin, if applicable, and has paid or made provision for the BTC Trust’s claims and obligations. See “Business—Description of the Trust Agreement—Termination of the Trust” in the BTC Trust Registration Statement. In exercising its discretion, the Sponsor expects to take into consideration a number of factors including, but not limited to, the intention that the BTC Shares offer investors an opportunity to gain exposure to digital assets through an investment in securities, the operational challenges of transferring Bitcoin to the BTC Trust’s shareholders via their brokers or brokerage platforms and the ability of those parties to receive Bitcoin or cash, as well as the tax consequences of distributing cash or Bitcoin. Based on the foregoing considerations, the Sponsor currently expects such distributions to be made in cash and to execute the sales of any Bitcoin in connection with the termination of the BTC Trust through eligible financial institutions that are subject to federal and state licensing requirements and practices regarding AML and KYC regulations, which may include a Liquidity Provider or one or more of their respective affiliates.

Authorized Participants

Baskets may be created or redeemed only by Authorized Participants. Each Authorized Participant must (i) be a registered broker-dealer and (ii) have entered into a Participant Agreement with the Sponsor and the Transfer Agent. Subject to In-Kind Regulatory Approval, in the future any Authorized Participants creating and redeeming BTC Shares through In-Kind Orders must also own, or their AP Designee (as defined below) must own, a Bitcoin wallet address that is known to the Custodian as belonging to the Authorized Participant or its AP Designee and maintain an account with the Custodian. The Participant Agreement provides the procedures for the creation and redemption of Baskets and for the delivery of Bitcoins required for the creation and redemption of Baskets via a Liquidity Provider, as well as the deposit with and subsequent delivery by the BTC Trust of cash required in connection therewith, from or to an Authorized Participant or Liquidity Provider, as applicable. See “Description of Creation and Redemption of Shares” in the BTC Trust Registration Statement.

As of the date of this Information Statement, the BTC Trust has engaged     ,      and      as Authorized Participants. Additional Authorized Participants may be added at any time, subject to the discretion of the Sponsor.

Liquidity Providers

Liquidity Providers facilitate the purchase and sale of Bitcoins in connection with Cash Orders for creations or redemptions of Baskets.

Liquidity Providers are engaged by Grayscale Investments, LLC (in such capacity, the “Liquidity Engager”) and are not party to Participant Agreements or otherwise agents of, or otherwise acting on behalf of, any Authorized Participant. See “Description of Creation and Redemption of Shares.” The Liquidity Engager’s criteria for engaging one or more Liquidity Providers includes the completion of due diligence that considers each such Liquidity Provider’s Bitcoin trading capabilities, organizational structure, operating history, lines of business, controls, and other details necessary to evaluate their ability to facilitate Cash Orders. Liquidity Providers formalize their relationship through a Liquidity Provider Agreement between the Liquidity Engager, Liquidity Provider, and the Sponsor (on behalf of the BTC Trust). Pursuant to such Liquidity Provider Agreements, the Liquidity Providers will be contractually obligated to deliver or receive Bitcoin in exchange for cash in connection with Cash Orders for creations or redemptions.

The Liquidity Providers with which Grayscale Investments, LLC, acting in its capacity as the Liquidity Engager, will engage in Bitcoin transactions are third parties that are not affiliated with the Sponsor or the BTC Trust and are not acting as agents of the BTC Trust, the Sponsor, or any Authorized Participant, and all transactions will be done on an arms-length basis. Except for the contractual relationships between each Liquidity Provider and Grayscale Investments, LLC in its capacity as the Liquidity Engager and the Sponsor (on behalf of the BTC Trust), there is no other pre-existing contractual relationship between each Liquidity Provider, on the one hand, and the BTC Trust, the Sponsor, or any Authorized Participant, on the other hand, in each case that relates to the BTC Trust or the BTC Trust’s Shares. When seeking to buy Bitcoin in connection with creations or sell Bitcoin in connection with redemptions, the Liquidity Engager will seek to obtain commercially reasonable prices and terms from the approved Liquidity Providers. Once agreed upon, the transaction will generally occur on an “over-the-counter” basis.

As of the date of this Information Statement, the Liquidity Engager has engaged     ,      and      as Liquidity Providers. Additional Liquidity Providers may be added at any time, subject to the discretion of the Liquidity Engager.

Clearance and Settlement

The BTC Shares are evidenced by one or more global certificates that the Transfer Agent issues to DTC. The BTC Shares are primarily available in book-entry form. BTC Shareholders may hold their BTC Shares through DTC if they are direct participants in DTC (“DTC Participants”), or indirectly through entities that are DTC Participants.

Description of the BTC Shares

Grayscale Bitcoin Mini Trust (BTC) (the “BTC Trust”) is authorized under the BTC Trust Agreement to create and issue an unlimited number of BTC Shares. BTC Shares will be issued only in Baskets (a Basket equals a block of      Shares) in connection with creations. The BTC Shares represent units of fractional undivided beneficial interest in and ownership of the BTC Trust and have no par value. The BTC Shares are expected to be listed on NYSE Arca under the ticker symbol “BTC”. Defined terms used in this section but not defined herein have the definitions ascribed to them in the BTC Trust Registration Statement, which is incorporated by reference herein. See also “Description of the Shares” in the BTC Trust Registration Statement.

Description of Limited Rights

The BTC Shares do not represent a traditional investment and should not be viewed as similar to “shares” of a corporation operating a business enterprise with management and a board of directors. A BTC Shareholder will not have the statutory rights normally associated with the ownership of shares of a corporation. Each BTC Share is transferable, is fully paid and non-assessable and entitles the holder to vote on the limited matters upon which BTC Shareholders may vote under the BTC Trust Agreement. For example, BTC Shareholders do not have the right to elect or remove directors and will not receive dividends. The BTC Shares do not entitle their holders to any conversion or pre-emptive rights or, except as discussed below, any redemption rights or rights to distributions.

Voting and Approvals

The BTC Shareholders take no part in the management or control of the BTC Trust. Under the BTC Trust Agreement, BTC Shareholders have limited voting rights. For example, in the event that the Sponsor withdraws, a majority of the BTC Shareholders may elect and appoint a successor sponsor to carry out the affairs of the BTC Trust. In addition, no amendments to the BTC Trust Agreement that materially adversely affect the interests of BTC Shareholders may be made without the vote of at least a majority (over 50%) of the BTC Shares (not including any BTC Shares held by the Sponsor or its affiliates). However, the Sponsor may make any other amendments to the BTC Trust Agreement in its sole discretion without shareholder consent provided that the Sponsor provides 20 days’ notice of any such amendment.

Distributions

Pursuant to the terms of the BTC Trust Agreement, the BTC Trust may make distributions on the BTC Shares in-cash or in-kind. In addition, if the BTC Trust is terminated and liquidated, the Sponsor will distribute to the shareholders any amounts of the cash proceeds of the liquidation remaining after the satisfaction of all outstanding liabilities of the BTC Trust and the establishment of reserves for applicable taxes, other governmental charges and contingent or future liabilities as the Sponsor will determine. See “Business—Description of the Trust Agreement—Termination of the Trust” in the BTC Trust Registration Statement. BTC Shareholders of record on the record date fixed by the Transfer Agent for a distribution will be entitled to receive their pro rata portions of any distribution.

Creation of BTC Shares

The BTC Trust creates BTC Shares at such times and for such periods as determined by the Sponsor, but only in one or more whole Baskets. A Basket equals      BTC Shares. As of      , each BTC Share

represented approximately      of one Bitcoin. See “Description of Creation and Redemption of Shares” in the BTC Trust Registration Statement. The creation of a Basket requires the delivery to the BTC Trust of the number of Bitcoins represented by one BTC Share immediately prior to such creation multiplied by     . The BTC Trust may from time to time halt creations, including for extended periods of time, for a variety of reasons, including in connection with forks, airdrops and other similar occurrences.

Redemption of BTC Shares

BTC Shares are redeemable only in accordance with the provisions of the BTC Trust Agreement and the relevant Participant Agreement. Through its redemption program, the BTC Trust redeems BTC Shares from Authorized Participants on an ongoing basis. Although the BTC Trust redeems Baskets by distributing Bitcoins or proceeds from the disposition of Bitcoins, at this time an Authorized Participant can only submit Cash Orders, pursuant to which the Authorized Participant will accept cash from the Cash Account in connection with the redemption of Baskets. Cash Orders will be facilitated by the Transfer Agent and Grayscale Investments, LLC, which will engage one or more Liquidity Providers that is not an agent of, or otherwise acting on behalf of, any Authorized Participant receiving Bitcoin in connection with such orders. Subject to In-Kind Regulatory Approval, in the future the BTC Trust may also redeem Baskets via In-Kind Orders, pursuant to which an Authorized Participant or its AP Designee would receive Bitcoin directly from the BTC Trust. However, because In-Kind Regulatory Approval has not been obtained, at this time Baskets will not be redeemed through In-Kind Orders and will only be redeemed through Cash Orders. See “Description of Creation and Redemption of Shares” in the BTC Trust Registration Statement.

Book-Entry Form

BTC Shares are held primarily in book-entry form by the Transfer Agent. The Sponsor or its delegate will direct the Transfer Agent to credit or debit, as applicable, the number of Baskets to the applicable Authorized Participant. The Transfer Agent will issue or cancel Baskets, as applicable. Transfers will be made in accordance with standard securities industry practice. The Sponsor may cause the BTC Trust to issue BTC Shares in certificated form in limited circumstances in its sole discretion.

Share Splits

In its discretion, the Sponsor may direct the Transfer Agent to declare a split or reverse split in the number of BTC Shares outstanding and to make a corresponding change in the number of BTC Shares constituting a Basket. For example, if the Sponsor believes that the per share price in the secondary market for BTC Shares has risen or fallen outside a desirable trading price range, it may declare such a split or reverse split.

Risk Factors Relating to the Spin-Off

Certain adverse tax consequences could arise by reason of the Spin-Off if either of the GBTC Trust and the BTC Trust is not properly classified as a grantor trust for U.S. federal income tax purposes.

The Sponsor intends to take the position that each of the GBTC Trust and the BTC Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. The GBTC Trust has taken, and in the future the BTC Trust may take, certain positions with respect to its classification as a grantor trust and, if the IRS were to disagree with, and successfully challenge, any of these positions, either or both of the Trusts might not qualify as a grantor trust.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the GBTC Trust, any gain realized by it on the distribution of BTC Shares in the Spin-Off) and certain distributions made by the Trust (including, in the case of the GBTC Trust, the distribution of the BTC Shares in the Spin-Off) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

An active trading market for BTC Shares may not develop or be maintained.

Prior to the Spin-Off, there has been no public market for BTC Shares. Although BTC Shares are expected to be publicly listed and traded on the NYSE Arca, there can be no guarantee that an active trading market for the BTC Trust will develop or be maintained following the Spin-Off. If an active market for BTC Shares does not develop, it may be difficult to sell BTC Shares you receive in the Spin-Off without depressing the market price for the BTC Shares or to sell your BTC Shares at all. In addition, excessive redemptions of BTC Shares could further decrease the liquidity of the BTC Shares. See “Risk Factors—Risk Factors Related to the Digital Asset Markets—The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares” in the BTC Trust Registration Statement.

The Spin-Off is subject to various risks and uncertainties.

The Spin-Off is subject to various risks and uncertainties, and may not occur on our anticipated timeline, or at all. For example, consummation of the Spin-Off is subject to (i) SEC review and effectiveness of the BTC Trust Registration Statement, (ii) the filing and effectiveness of the BTC Trust’s registration statement on Form 8-A, which is expected to become effective concurrently with the effectiveness of the BTC Trust Registration Statement, (iii) this Information Statement being given to GBTC Record Holders, and (iv) the BTC Shares having been approved for listing on NYSE Arca, among other customary conditions.

No vote of GBTC Shareholders is required in connection with the Spin-Off. As a result, if the Spin-Off occurs and you do not want to receive BTC Shares in the Spin-Off, your sole recourse will be to divest or redeem your GBTC Shares.

No vote of GBTC Shareholders is required in connection with the Spin-Off. Accordingly, if the Spin-Off occurs and you do not want to receive BTC Shares in the Spin-Off, your sole recourse will be to divest or redeem your GBTC Shares prior to the Record Date.

Entitlements to receive BTC Shares will not be tradable, transferrable, redeemable or disposable until after the Distribution Date and the consummation of the Spin-Off. You will not be able to sell any entitlements to receive BTC Shares or redeem any BTC Shares through the Distribution Date, and the liquid value of your GBTC Shares is therefore expected to decrease on the Record Date.

As of close of business on the Record Date, GBTC Record Holders will be entitled to receive one BTC Share for each one GBTC Share held, after close of business on the Distribution Date. However, BTC Shares will not yet be issued, listed or trading on any exchange until after the Distribution Date, and it will not be possible to sell or transfer an entitlement to receive BTC Shares prior to or on the Distribution Date. To the extent that you sell any GBTC Shares after the Record Date but prior to or on the Distribution Date, your entitlement to receive BTC Shares corresponding to those GBTC Shares will remain in place, and the purchaser will take GBTC Shares free of any such entitlements. Any trade, transfer or disposal of GBTC Shares after the Record Date will have no impact on the right of a GBTC Record Holder to receive the distribution of BTC Shares. See “Trading Between the Record Date and the Distribution Date.”

Furthermore, any GBTC Shares redeemed after the Record Date will only be redeemed to the extent of the portion of Bitcoin in the GBTC Bitcoin Portion underlying such GBTC Shares (excluding the portion of Bitcoin in the BTC Bitcoin Portion which was underlying such GBTC Shares prior to the Record Date). Prior to or on the Distribution Date, it will not be possible to redeem any portion of your BTC Shares, or any entitlements to receive such BTC Shares. The BTC Trust will not commence any creations or redemptions until after the consummation of the Spin-Off, subject to receipt of required regulatory approvals. Any redemption of GBTC Shares after the Record Date will have no impact on the right of a GBTC Record Holder to receive the distribution of BTC Shares. See “Creations and Redemptions Between the Record Date and the Distribution Date.”

To the extent your GBTC Shares are pledged as collateral or included in the calculation of financial covenants in financing arrangements or other securities, the liquid value of such GBTC Shares (excluding the value of any entitlements to BTC Shares) would decrease after the Record Date to the extent of the value of the BTC Bitcoin Portion, such that you may be deemed to be in breach of certain covenants under such financing arrangements or other securities. Furthermore, your ability to pledge the full value of your GBTC Shares, including corresponding entitlements to BTC Shares with respect thereto, as collateral during the period between the Record Date and the Distribution Date may similarly be impaired. You are encouraged to consult your financial advisor to the extent your GBTC Shares are pledged as collateral or included in the calculation of financial covenants in financing arrangements or other securities.

Risk Factors Relating to the BTC Trust

Please refer to the section titled “Risk Factors” in the BTC Trust Registration Statement, which is incorporated herein by reference, for a discussion of other risks related to the BTC Trust and ownership of the BTC Shares.

Forward Looking Statements

This Information Statement and the documents incorporated by reference herein contain “forward-looking statements” with respect to the GBTC Trust’s and BTC Trust’s financial conditions, results of operations, plans, objectives, future performance and business. Statements preceded by, followed by or that include words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other similar expressions are intended to identify some of the forward-looking statements. All statements (other than statements of historical fact) included in or incorporated by reference into this Information Statement that address activities, events or developments that will or may occur in the future, including such matters as changes in market prices and conditions, the GBTC Trust’s or BTC Trust’s operations, the Sponsor’s plans and references to the GBTC Trust’s or BTC Trust’s future success and other similar matters are forward-looking statements. These statements are only predictions. Actual events or results may differ materially from such statements. These statements are based upon certain assumptions and analyses the Sponsor made based on its perception of historical trends, current conditions and expected future developments, as well as other factors appropriate in the circumstances. Whether or not actual results and developments will conform to the Sponsor’s expectations and predictions, however, is subject to a number of risks and uncertainties.

Consequently, all forward-looking statements made in this Information Statement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments the Sponsor anticipates will be realized or, even if substantially realized, that they will result in the expected consequences to, or have the expected effects on, the GBTC Trust’s operations or the BTC Trust’s operations or the value of the GBTC Shares or the BTC Shares. Should one or more of these risks discussed in this Information Statement and in the other documents incorporated or deemed incorporated by reference herein, or other uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those described in forward-looking statements. Forward-looking statements are made based on the Sponsor’s beliefs, estimates and opinions on the date the statements are made and none of the GBTC Trust, the BTC Trust, nor the Sponsor is under a duty or undertakes an obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, other than as required by applicable laws. Moreover, none of the GBTC Trust, the BTC Trust, the Sponsor, nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. GBTC Record Holders are therefore cautioned against relying on forward-looking statements.

Approval by the Sponsor

The BTC Trust is a Delaware Statutory Trust that was formed on March 12, 2024, by the filing of the Certificate of Trust with the Delaware Secretary of State in accordance with the provisions of the Delaware Statutory Trust Act (“DSTA”).

On     , 2024, the Board of Directors of the Sponsor, with the advice of legal counsel: (i) adopted a resolution approving the Spin-Off and (ii) determined the Record Date and Distribution Date. On     , 2024, the Sponsor publicly announced that it had set     , 2024 as the official Record Date for the Spin-Off, subject to certain regulatory notifications and approvals.

On and after the Record Date, Sponsor finalized the list of GBTC Record Holders entitled to participate in the Spin-Off.

No Appraisal Rights

Under the Delaware Statutory Trust Act, as amended, unless the governing instrument provides otherwise, no appraisal rights are available to the beneficial holders of the beneficial interests of the GBTC Trust. Neither the GBTC Trust’s Trust Agreement nor its Certificate of Trust provide any appraisal rights for any GBTC Shareholders. As a result, no dissenting GBTC Shareholder will have any appraisal rights under the GBTC Trust’s Trust Agreement in connection with the Spin-Off, and we will not independently provide GBTC Shareholders with any such right.

Trading Between the Record Date and the Distribution Date

If you own GBTC Shares at the close of business on the Record Date, you will be entitled to receive BTC Shares in the Spin-Off. You may not trade, transfer or surrender this entitlement to receive BTC Shares. If you trade GBTC Shares after the Record Date and prior to consummation of the Spin-Off, such entitlements to receive BTC Shares will not trade with the corresponding GBTC Shares, and will remain with the GBTC Record Holder until such BTC Shares are issued on the Distribution Date. In other words, all GBTC Shares traded after the Record Date will trade “ex-distribution” until BTC Shares are issued on the Distribution Date, after which entitlements cease to have effect. There will be no “regular-way” market in which GBTC Shares would trade together with the corresponding entitlement to receive BTC Shares in the Spin-Off. You are encouraged to consult your financial advisor regarding the specific implications of trading GBTC Shares prior to or on the Distribution Date. Following the Distribution Date, GBTC Shares and BTC Shares are expected to trade as independent NYSE Arca listed exchange-traded commodity products.

Any purported sale or trade involving the transfer of entitlements to receive BTC Shares prior to the Distribution Date will be null and void ab initio.

Creations and Redemptions Between the Record Date and the Distribution Date

GBTC will continue to process creations and redemptions of GBTC Shares in the ordinary course, including between the Record Date and the Distribution Date.

During this period, creations and redemptions of Baskets of GBTC Shares will be made in exchange for the delivery to the GBTC Trust, or the distribution by the GBTC Trust, of the number of whole and fractional Bitcoins represented by each Basket of GBTC Shares being created or redeemed, which will be determined by dividing (x) the number of Bitcoins representing the GBTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will continue to be owned by the GBTC Trust after giving effect to the Spin-Off) at 4:00 p.m., New York time, on the trade date of a creation or redemption order, after deducting the number of Bitcoins representing the U.S. dollar value of accrued but unpaid fees and expenses of the GBTC Trust (converted using the Index Price at such time, and carried to the eighth decimal place), by (y) the number of GBTC Shares outstanding at such time (with the quotient so obtained calculated to one one-hundred-millionth of one Bitcoin (i.e., carried to the eighth decimal place)), and multiplying such quotient by 100.

The number of Bitcoins representing the BTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will be owned by the BTC Trust after giving effect to the Spin-Off) will not be taken into account for purposes of such calculation during this period. Any redemptions of GBTC Shares after the Record Date will have no impact on a GBTC Record Holder’s right to receive BTC Shares in the Spin-Off.

The GBTC Bitcoin Portion and the BTC Bitcoin Portion will, in each case, be reduced by the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, and in the case of the GBTC Bitcoin Portion only, with such amount of Bitcoin further adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course. See “Sponsor’s Fee Between the Record Date and the Distribution Date.”

Sponsor’s Fee Between the Record Date and the Distribution Date

After the Record Date, the sponsor’s fee attributable to the GBTC Trust will continue to accrue on the GBTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will continue to be owned by the GBTC Trust after giving effect to the Spin-Off), as adjusted to reflect any creations and redemptions of GBTC Shares between the Record Date and the Distribution Date in the ordinary course. The sponsor’s fee to be attributable to the BTC Trust after consummation of the Spin-Off will begin to accrue on the BTC Bitcoin Portion (i.e., the portion of the GBTC Trust’s Bitcoins that will be owned by the BTC Trust after giving effect to the Spin-Off) on the business day immediately following the Record Date.

Each applicable sponsor’s fee will accrue daily in U.S. dollars at an annual rate of (x) for the GBTC Bitcoin Portion, 1.5% of the NAV Fee Basis Amount (as defined in GBTC’s annual report on Form 10-K for the fiscal year ended December 31, 2023) of such GBTC Bitcoin Portion, and (y) for the BTC Bitcoin Portion,   % of the NAV Fee Basis Amount (as defined in the BTC Trust Registration Statement) of such BTC Bitcoin Portion, as applicable, as of 4:00 p.m., New York time, on each day; provided that for a day that is not a business day, the calculation will be based on the applicable NAV Fee Basis Amount from the most recent business day, reduced by the accrued and unpaid sponsor’s fee, as applicable, for such most recent business day and for each day after such most recent business day and prior to the relevant calculation date. This dollar amount for each daily accrual will then be converted into Bitcoin by reference to the same Index Price used to determine such accrual, as applicable. The applicable “Index Price” is the U.S. dollar value of a Bitcoin derived from the digital asset trading platforms that are reflected in the CoinDesk Bitcoin Price Index (XBX) at 4:00 p.m., New York time, on each business day. Each applicable sponsor’s fee is payable in Bitcoin to the Sponsor daily in arrears.

Material U.S. Federal Income Tax Consequences of the Spin-Off

The following discussion addresses certain material U.S. federal income tax consequences of the Spin-Off to beneficial owners of GBTC Shares who receive BTC Shares in the Spin-Off (“Holders”). This discussion does not describe all of the tax consequences that may be relevant to a Holder in light of the Holder’s particular circumstances, including tax consequences applicable to Holders subject to special rules, such as: financial institutions; dealers in securities or commodities; traders in securities or commodities that have elected to apply a mark-to-market method of tax accounting in respect thereof; persons holding GBTC Shares as part of a hedge, “straddle,” integrated transaction or similar transaction; persons whose functional currency is not the U.S. dollar; entities or arrangements classified as partnerships for U.S. federal income tax purposes; real estate investment trusts; regulated investment companies; and tax-exempt entities, including individual retirement accounts.

This discussion applies only to Holders who beneficially owned, at the close of business on the Record Date, the GBTC Shares in respect of which the BTC Shares received in the Spin-Off were distributed and who hold their GBTC Shares and BTC Shares as capital assets. This discussion does not address alternative minimum tax consequences or consequences of the Medicare contribution tax on net investment income.

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds GBTC Shares and receives BTC Shares in the Spin-Off, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding GBTC Shares and partners in those partnerships are urged to consult their tax advisers about the particular U.S. federal income tax consequences of the Spin-Off.

This discussion is based on the Internal Revenue Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date hereof may affect the tax consequences described herein. For the avoidance of doubt, this summary does not discuss any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Holders are urged to consult their tax advisers about the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Tax Treatment of the Trusts

The Sponsor intends to take the position that each of the GBTC Trust and the BTC Trust (each, a “Trust”) is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that both the Trusts are grantor trusts, neither the GBTC Trust nor the BTC Trust will be subject to U.S. federal income tax. Rather, each beneficial owner of GBTC Shares or BTC Shares will be treated as directly owning its pro rata share of the corresponding Trust’s assets, and a pro rata portion of each Trust’s income, gain, losses and deductions will “flow through” to each beneficial owner of its shares.

The GBTC Trust has taken, and in the future the BTC Trust may take, certain positions with respect to its classification as a grantor trust and, if the IRS were to disagree with, and successfully challenge, any of these positions, either or both of the Trusts might not qualify as a grantor trust.

If either Trust is not properly classified as a grantor trust, that Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes, there can be no assurance in this regard. If a Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income (including, in the case of the GBTC Trust, any gain realized by it on the distribution of BTC Shares in the Spin-Off) and certain distributions made by the Trust (including, in the case of the GBTC Trust, the distribution of the BTC Shares in the Spin-Off) to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty).

The remainder of this discussion is based on the assumption that each of the GBTC Trust and BTC Trust will be treated as a grantor trust for U.S. federal income tax purposes.

Tax Consequences of the Receipt of BTC Shares in the Spin-Off

Neither the GBTC Trust nor any Holder will recognize gain or loss for U.S. federal income tax purposes as a result of the Spin-Off.

Although the proper allocation of a Holder’s tax basis between its pro rata shares of the Bitcoin held after the Spin-Off by the BTC Trust and the GBTC Trust, respectively, is not entirely free from doubt, (i) a Holder’s tax basis in its pro rata share of the Bitcoins held by the BTC Trust generally should be equal to the Holder’s tax basis in the BTC Bitcoin Portion as of the Record Date, reduced to take into account the portion of the applicable sponsor’s fee that is attributable to such Bitcoin accrued and paid between the Record Date and the Distribution Date, and (ii) the Holder’s tax basis in its pro rata share of the Bitcoins remaining in the GBTC Trust should not be affected by the Spin-Off. Similarly, a Holder’s holding period for its pro rata share of the Bitcoins held by the BTC Trust generally should include its holding period in the BTC Bitcoin Portion, and its holding period in its pro rata share in the Bitcoins remaining in the GBTC Trust should not be affected by the Spin-Off.

Subject to the preceding discussion regarding a Holder’s tax basis and holding period attributable to BTC Shares received in the Spin-Off, see “Material U.S. Federal Income Tax Consequences” in the BTC Trust Registration Statement, which is incorporated herein by reference, for more information on the material U.S. federal income tax consequences of the ownership of BTC Shares.

Beneficial owners of GBTC Shares are urged to consult their tax advisors regarding the tax consequences to them of the Spin-Off, and of the ownership and disposition of any BTC Shares received in the Spin-Off, in light of their particular circumstances.

Reasons for Furnishing This Information Statement

We are furnishing this Information Statement solely to provide information about the Spin-Off and the BTC Trust to GBTC Shareholders, in substantial compliance with Regulation 14C of the Exchange Act. You should not construe this Information Statement as an inducement or encouragement to buy, hold, or sell GBTC Shares or BTC Shares. No GBTC Shareholder approval is required for the Spin-Off, and you are not being asked for a proxy. We believe that the information contained in this Information Statement is accurate as of the date set forth on the cover. Changes to the information contained in this Information Statement may occur after that date, and neither GBTC nor the BTC Trust undertakes any obligation to update the information except in the normal course of public disclosure obligations and practices.

Incorporation of Certain Information by Reference

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein, will automatically update and supersede that information. We incorporate by reference:

•	Our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 23, 2024;

•	Our Current Report on Form 8-K filed with the SEC on March 12, 2024; and

•

Grayscale Bitcoin Mini Trust (BTC)’s registration statement on Form S-1 (Registration No, 333-277837), initially filed with the SEC on March 12, 2024, as amended through the date of this Information Statement (the “BTC Trust Registration Statement”).

Any statement contained in a document incorporated or deemed to be incorporated in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described below in “Additional Information.”

No persons have been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

Additional Information

The Sponsor maintains an internet website for GBTC at www.etfs.grayscale.com/gbtc, through which the GBTC Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are made available free of charge after they have been filed with or furnished to the SEC. The Sponsor also maintains an internet website for the BTC Trust at www.etfs.grayscale.com/btc, through which the BTC Trust’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act, will be made available free of charge after they have been filed with or furnished to the SEC. Additional information regarding the GBTC Trust and BTC Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

You may also obtain other information about us by visiting www.etfs.grayscale.com/gbtc, or about the BTC Trust by visiting www.etfs.grayscale.com/btc. Other than this Information Statement or the documents incorporated by reference herein, information contained on our website is not part of this Information Statement.

The contents of the websites referred to above and any websites referred to herein are not incorporated into this filing. Further, our references to the URLs for these websites are intended to be inactive textual references only.